NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)

Supplement dated February 28, 2022
to the Summary Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Nick Pope	Portfolio Manager	Since 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE